[TIFF logo]

TIFF Investment Program, Inc. (TIP)
Supplement dated May 25, 2001
to the Prospectus dated May 1, 2001


Effective May 25, 2001, the TIP Prospectus dated May 1, 2001 is revised as follows:

The first paragraph in the right-hand column of page 4 is deleted and replaced with the following:

The Fund invests broadly in issuers domiciled in the United States plus at least 10 other countries. The Fund's foreign securities may be denominated in currencies other than the US dollar. The allocation of the Fund's assets between US and foreign securities generally approximates the weights of the constructed MAF benchmark. Currently US and foreign securities are each weighted 25% in the constructed MAF benchmark. However, under normal circumstances, up to 50% of the Fund's assets may be invested in foreign securities, including emerging markets securities. The Fund invests in companies of all sizes, and a limited portion of the Fund's assets may be invested in smaller companies.




[Investors Bank & Trust Co. letterhead]


May 25, 2001

VIA EDGAR


Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

Re:     TIFF Investment Program, Inc. ("TIP")
                File Nos. 33-73408 and 811-8234

To the Securities and Exchange Commission:

An electronic filing is hereby made on behalf of TIP pursuant to Rule 497(e) of the Securities Act of 1933, as amended. This filing includes the supplement dated May 25, 2001, to TIP's Prospectus dated May 1, 2001.

Please call me at 617-937-1940 should you have any questions regarding the filing.

Respectfully submitted,

/s/ John M. DelPrete
--------------------
John M. DelPrete
Senior Associate Counsel
Mutual Fund Administration